EXHIBIT 32.1

                 OFFICER'S CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Fantatech, Inc. (the "Company") for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: April 10, 2006                            By: /s/ GUANG LIANG
                                                    -------------------------
                                                    Guangwei Liang
                                                    Chief Executive Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.